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                                                                   Exhibit 10.20

                   CORPORATE COMMERCIAL PAPER -- MASTER NO. 1


                                                    June 13, 2001
                                                --------------------
                                                 (Date of Issuance)


    AT&T WIRELESS SERVICES, INC. ("Issuer"), for value received, hereby promises to pay to Cede & Co. as nominee of The Depositary Trust Company, or to registered assignee: (i) the principal amount, together with unpaid accrued interest thereon, if any, on the maturity date of such obligation identified on the records of Issuer (the "Underlying Records") as being evidenced by this Master Note, which Underlying Records are maintained by THE CHASE MANHATTAN BANK ("Paying Agent"); (ii) interest on the principal amount of each such obligation that is payable in installments, if any, on the then date of each installment, as specified on the Underlying Records; and (iii) the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records. Interest shall be calculated at the rate and according to the calculation convention specified on the Underlying Records. Payments shall be made by wire transfer to the registered owner from Paying Agent without the necessity of presentation and surrender of this Master Note.

    REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF, AND ANNEX I ATTACHED HERETO.

    This Master Note is a valid and binding obligation of Issuer.

Not Valid Unless Countersigned for Authentication by Paying Agent.


    THE CHASE MANHATTAN BANK                    AT&T WIRELESS SERVICES, INC.
  ---------------------------                   ----------------------------
        (Paying Agent)                                   (Issuer)

By: /s/                                         By: /s/
   -------------------------                       -------------------------
 (Authorized Countersignature)                        (Authorized Issuer)
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At the request of the registered owner, Issuer shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

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FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto
_______________________________________________________________________________
        (Name, Address, and Taxpayer Identification Number of Assignee)

the Master note and all rights thereunder, hereby irrevocably constituting and appointing __________________________ attorney to transfer said Master Note on the books of Issuer with full power of substitution in the premises.


Dated:                                 ________________________________________
                                                      (Signature)
Signature(s) Guaranteed:               Notice: The signature on this assignment
                                       must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

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     Unless this certificate is presented by an authorized representative of
The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.